                             LETTER OF TRANSMITTAL

                                  RELATING TO

                    SHARES OF 6% CUMULATIVE PREFERRED STOCK

                                       OF
[NEW ENGLAND POWER COMPANY LOGO] NEW ENGLAND POWER COMPANY

              TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH

                                       BY

                          NEW ENGLAND ELECTRIC SYSTEM,

                            DATED NOVEMBER 6, 1997,
                      FOR PURCHASE AT A PURCHASE PRICE OF
                             $            PER SHARE

--------------------------------------------------------------------------------

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME, ON FRIDAY, DECEMBER 12, 1997, UNLESS THE OFFER IS EXTENDED (THE EXPIRATION
DATE).

--------------------------------------------------------------------------------

             To: IBJ Schroder Bank & Trust Company (the Depositary)

                              By First-Class Mail:

                       IBJ Schroder Bank & Trust Company
                                  P.O. Box 8-1
                             Bowling Green Station
                            New York, New York 10274
                        Attn: Reorganization Department

                                 By Facsimile:

                                 (212) 858-2611

                         By Hand or Overnight Delivery:

                       IBJ Schroder Bank & Trust Company
                                One State Street
                            New York, New York 10004
                        Attn: Reorganization Department
                       Securities Processing Window SC-1

                                  To Conform:

                                 (212) 858-2103


                                   ATTENTION

     THIS LETTER OF TRANSMITTAL IS TO BE USED BY PREFERRED SHAREHOLDERS WHO ARE TENDERING SHARES PURSUANT TO THE OFFER.

     ANY PREFERRED SHAREHOLDER WHO HAS ANY QUESTIONS AS TO HOW TO COMPLETE THIS LETTER OF TRANSMITTAL SHOULD CONTACT THE INFORMATION AGENT AT (800) 223-2064 (TOLL FREE AND FOR BANKS AND BROKERS (212) 440-9918 (CALL COLLECT.

     All capitalized terms used herein and not defined herein have the meanings ascribed to them in the Offer to Purchase and Proxy Statement and Information Statement.

     NEW ENGLAND ELECTRIC SYSTEM, A MASSACHUSETTS VOLUNTARY ASSOCIATION (NEES), WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING. 6% CUMULATIVE PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE ON THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY VOTING IN PERSON AT THE SPECIAL MEETING.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

NOTE: IF SHARES ARE BEING TENDERED, THE REMAINDER OF THIS LETTER OF TRANSMITTAL MUST BE COMPLETED, INCLUDING THE SUBSTITUTE FORM W-9 BELOW.

The name "New England Electric System" means the trustee or trustees for the time being (as trustee or trustees but not personally) under an agreement and declaration of trust dated January 2, 1926, as amended, which is hereby referred to, and a copy of which as amended has been filed with the Secretary of the Commonwealth of Massachusetts. Any agreement, obligation or liability made, entered into or incurred by or on behalf of New England Electric System binds only its trust estate, and no shareholder, director, trustee, officer or agent thereof assumes or shall be held to any liability therefor.

PLEASE COMPLETE IF APPLICABLE.
--------------------------------------------------------------------------------
                       DESCRIPTION OF SHARES TENDERED(1)

---------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE USE PREADDRESSED LABEL OR FILL IN, IF
  BLANK, EXACTLY AS NAME(S) APPEAR(S) ON SHARE              SHARE CERTIFICATE(S) AND SHARE(S) TENDERED/VOTED
     CERTIFICATE(S) AND SHARE(S) TENDERED)                  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)(1)
---------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF
                                                                     TOTAL NUMBER                         SHARES NOT
                                                                      OF SHARES                          TENDERED BUT
                                                                     REPRESENTED          NUMBER         AS TO WHICH
                                                SHARE CERTIFICATE      BY SHARE         OF SHARES          PROXIES
                                                   NUMBER(S)(2)   CERTIFICATE(S)(2)    TENDERED(3)        GIVEN ONLY
                                                ---------------------------------------------------------------------

                                                ---------------------------------------------------------------------

                                                ---------------------------------------------------------------------

                                                ---------------------------------------------------------------------
                                                  Total Shares:
------------------------------------------------------------------------------------------------------------------

 (1) If tendering or voting Share(s), please fill in table exactly as information appears on the Certificate(s).

 (2) Need not be completed by Preferred Shareholders tendering by book-entry transfer.

 (3) Unless otherwise indicated, it will be assumed that all Shares represented by any Certificate(s) delivered to the Depositary are being tendered. See Instruction 4.
--------------------------------------------------------------------------------

PLEASE COMPLETE IF APPLICABLE.

--------------------------------------------------------------------------------

                     SIGNATURE(S) OF REGISTERED HOLDER(S)*


   --------------------------------------------------------------------------
                                  (SIGNATURE)


   --------------------------------------------------------------------------
                                  (SIGNATURE)

  Dated:
        ---------------------------------------------------------------- , 1997

  Name(s):
          ----------------------------------------------------------------------

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
                                 (PLEASE PRINT)

  Capacity (full title):
                        --------------------------------------------------------

  Address:
          ----------------------------------------------------------------------

  ------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

  Daytime Area Code and Telephone No.:
                                      ------------------------------------------

   * Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

  Authorized Signature:
                       ---------------------------------------------------------

  Name:
       -------------------------------------------------------------------------

  Name of Firm:
               -----------------------------------------------------------------
                                 (PLEASE PRINT)

  Address of Firm:
                  --------------------------------------------------------------

  ------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

  Area Code and Telephone No.:
                              --------------------------------------------------

  Dated:
        ----------------------------------------------------------------- , 1997

  ------------------------------------------------------------------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED ABOVE AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

     DO NOT SEND ANY CERTIFICATES TO NEES, NEW ENGLAND POWER COMPANY, A MASSACHUSETTS CORPORATION AND DIRECT SUBSIDIARY OF NEES (THE POWER COMPANY), MERRILL LYNCH & CO., OR GEORGESON & COMPANY, INC.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used if (i) Certificates are to be forwarded herewith or (ii) delivery of Shares (as defined below) is to be made by book-entry transfer pursuant to the procedures set forth under the heading Terms of the Offer -- Procedure for Tendering Shares in the Offer to Purchase and Proxy and Information Statement (as defined below).

     Preferred Shareholders who wish to tender Shares but cannot deliver their Shares and all other documents required hereby to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading Terms of the Offer -- Procedure for Tendering Shares -- Guaranteed Delivery Procedure in the Offer to Purchase and Proxy and Information Statement. See Instruction 2. DELIVERY OF DOCUMENTS TO NEES, THE POWER COMPANY OR A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.

PLEASE COMPLETE:

--------------------------------------------------------------------------------

  [ ] CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

--------------------------------------------------------------------------------

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

--------------------------------------------------------------------------------

  [ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
      DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE
      FOLLOWING:

      Name of tendering institution:
                                    ----------------------------------------------------
                                                 (PLEASE PRINT)

      Check applicable box: [ ] DTC [ ] PDTC

      Account No.
                 -----------------------------------------------------------------------

      Transaction Code No.
                          --------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

  [ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
      DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

      Name(s) of tendering Preferred Shareholder(s):
                                                    -------------------------------------

      -----------------------------------------------------------------------------------
                                         (PLEASE PRINT)

    Date of execution of Notice of Guaranteed Delivery:
                                                       ----------------------------------

    Name of institution that guaranteed delivery:
                                                 ----------------------------------------

    If delivery is by book-entry transfer:

    Name of tendering institution:
                                  -------------------------------------------------------

      Account No.
                 ------------------------------------------------- at [ ] DTC or [ ] PDTC
                                      (CHECK ONE)

    Transaction Code No.
                        -----------------------------------------------------------------

--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED ABOVE
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The above signed hereby tenders to NEES the shares in the amount set forth in the box above labeled "Description of Shares Tendered" pursuant to NEES' offer to purchase any and all of the outstanding shares of the 6% Cumulative Preferred Stock (the Shares) of the Power Company shown above to which this Letter of Transmittal is applicable at the purchase price per Share shown above (the Purchase Price), net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy and Information Statement, dated November 6, 1997 (the Booklet), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitutes the Offer). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE BOOKLET). See Proposed Amendment and Proxy Solicitation, Terms of the Offer -- Extension of Tender Period; Termination; Amendments and Terms of the Offer -- Certain Conditions of the Offer in the Booklet.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the above signed hereby sells, assigns and transfers to, or upon the order of, NEES all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints IBJ Schroder Bank & Trust Company (the Depositary) the true and lawful agent and attorney-in-fact of the above signed with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of NEES, (b) present such Shares for registration and transfer on the books of the Power Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The above signed hereby represents and warrants that the above signed has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by NEES, NEES will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The above signed will, upon request, execute and deliver any additional documents deemed by the Depositary or NEES to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the above signed, and any obligations of the above signed hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the above signed. Except as stated in the Offer, this tender is irrevocable.

     The above signed understands that tenders of Shares pursuant to any one of the procedures described under the heading Terms of the Offer -- Procedure for Tendering Shares in the Booklet and in the instructions hereto will constitute the above signed's acceptance of the terms and conditions of the Offer, including the above signed's representation and warranty that (a) the above signed has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the Exchange Act), and (b) the tender of such Shares complies with Rule 14e-4. NEES' acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the above signed and NEES upon the terms and subject to the conditions of the Offer.

     The above signed recognizes that, under certain circumstances set forth in the Booklet, NEES may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the above signed understands that certificate(s) for any Shares not tendered or not purchased will be returned to the above signed.

     Unless otherwise indicated in the box below under the heading "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the above signed (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Unless otherwise indicated in the box below under the heading "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the above signed at the address shown below. In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The above signed recognizes that NEES has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if NEES does not accept for payment any of the Shares so tendered.

--------------------------------------------------     --------------------------------------------------

           SPECIAL PAYMENT INSTRUCTIONS                           SPECIAL DELIVERY INSTRUCTIONS
           SEE INSTRUCTIONS 4, 6, AND 7                           SEE INSTRUCTIONS 4, 6, AND 7

        To be completed ONLY if the check for                  To be completed ONLY if the check for the
   the Purchase Price of Shares purchased                 Purchase Price of Shares purchased and/or
   and/or certificates for Shares not tendered            certificates for Shares not tendered or not
   or not purchased are to be issued in the               purchased are to be mailed to someone other
   name of someone other than the above signed.           than the above signed or to the above signedat
                                                          an address other than that shown below the
                                                          above signed's signature(s).


   Issue:  [ ] Check  [ ] Certificate(s) to:              Mail:  [ ] Check  [ ] Certificate(s) to:

   Name                                                   Name
       -------------------------------------------            -------------------------------------------
                      (PLEASE PRINT)                                         (PLEASE PRINT)

   Address                                                Address
          ----------------------------------------               ----------------------------------------

   -----------------------------------------------        -----------------------------------------------
                    (INCLUDE ZIP CODE)                                     (INCLUDE ZIP CODE)

   -----------------------------------------------        -----------------------------------------------
                 (TAX IDENTIFICATION OR
                 SOCIAL SECURITY NUMBER)*

            * SEE SUBSTITUTE FORM W-9 BELOW.

        Credit Shares delivered by book-entry
   transfer and not purchased to the Book-Entry
   Transfer Facility Account set forth below:

              [ ] DTC          [ ] PDTC

   Account No.:

   -----------------------------------------------

--------------------------------------------------     --------------------------------------------------

[ ] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN AND WISH TO TENDER HAVE BEEN LOST, DESTROYED OR STOLEN. (SEE INSTRUCTION 12.)

     Number of Shares represented by lost, destroyed or stolen
     certificates:
                  --------------------------------------

                               SOLICITED TENDERS
                              (SEE INSTRUCTION 10)

     As provided in the Offer to Purchase and Proxy and Information Statement and Instruction 10 to the Letter of Transmittal, NEES will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $1.50 per Share for any Shares tendered, accepted for payment and paid pursuant to the Offer (except that for transactions for beneficial owners equal to or exceeding 2,500 Shares, NEES will pay a solicitation fee of $1.00 per Share). Solicitation fees payable in transactions for beneficial owners of 2,500 or more Shares shall be paid 80% to the Dealer Manager and 20% to the Soliciting Dealers (which may be the Dealer Manager). However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

     The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm:
             ------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Individual Broker or Financial Consultant:
                                                  -----------------------------

Telephone Number of Broker or Financial Consultant:
                                                   ----------------------------

Identification Number (if known):
                                 ----------------------------------------------

Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

     The following to be completed ONLY if customer's Shares held in nominee name are tendered. (ATTACH ADDITIONAL LIST IF NECESSARY.)

--------------------------------------------------------------------------------

                NAME OF BENEFICIAL OWNER                           NUMBER OF SHARES TENDERED
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

     The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Exchange Act and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer (unless such solicitation fee is directed to another Soliciting Dealer); (c) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by NEES; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the NASD), it has agreed to conform to the NASD's Rules of Fair Practice in making the solicitations.

     The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer returning a Notice of Solicited Tenders to the Depositary.

              (IF SHARES ARE BEING TENDERED, PLEASE ALSO COMPLETE
            SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE)

SIGN HERE:
          ----------------------------------------------------------------------

--------------------------------------------------------------------------------
                     (SIGNATURE(S) OF REGISTERED HOLDER(S))

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the NASD, or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program (an Eligible Institution). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used if (a) certificates are to be forwarded herewith or
(b) delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under the heading Terms of the Offer -- Procedure for Tendering Shares in the Booklet. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facilities of Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading Terms of the Offer -- Procedure for Tendering Shares in the Booklet. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by NEES (with any required signature guarantees) must be received by the Depositary on or prior to the applicable Expiration Date and (iii) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Depositary by 5:00 p.m. (New York City time) within three New York Stock Exchange (NYSE) trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under the heading Terms of the Offer -- Procedure for Tendering Shares in the Booklet. A NYSE trading day is any day on which the NYSE is open for business.

     THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     No alternative, conditional or contingent tenders will be accepted. See Terms of the Offer -- Number of Shares; Purchase Price; Expiration Date; Dividends in the Booklet. By executing this Letter of Transmittal (or facsimile thereof), the tendering Preferred Shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. VOTING. THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING. In addition, Preferred Shareholders have the right to vote on the Proposed Amendment regardless of whether they tender their Shares by voting in person at the Special Meeting. By executing a Notice of Guaranteed Delivery, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery. The Offer is being sent to all persons in whose names Shares are registered on the books of the Power Company on November 6, 1997 as well as to all persons in whose name Shares are registered on November 12, 1997, which is the Record

Date. No record date is fixed for determining which persons are permitted to tender Shares. However, only the holders of record, or holders who acquire an assignment of proxy from such holders, are permitted to vote on the Proposed Amendment. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering or direct the record holder to tender on behalf of the beneficial holder.

     4. PARTIAL TENDERS. NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER. If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL AND NOTICE OF GUARANTEED DELIVERY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal or the Notice of Guaranteed Delivery (together, the Tender Documents) is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered under either Tender Document is held of record by two or more persons, all such persons must sign such Tender Document. If any of the Shares tendered or voted under either Tender Document are registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate Tender Documents as there are different registrations of certificates.

     If either Tender Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If either Tender Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to NEES of the authority of such person so to act must be submitted.

     6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, NEES will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Terms of the Offer -- Acceptance of Shares for Payment and Payment of Purchase Price and Dividends and Certain U.S. Federal Income Tax Considerations in the Booklet. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the Purchase Price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown in the box above under the heading "Description of Shares Tendered," then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility from which such transfer was made.

     8. SUBSTITUTE FORM W-9 AND FORM W-8. A tendering Preferred Shareholder is required to provide the Depositary with either a correct Taxpayer Identification Number (TIN) on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8 unless exempt therefrom. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering and/or voting Preferred Shareholder to 31% federal income tax backup withholding on the payment of the Purchase Price for the Shares or on the Special Cash Payment. The tendering and/or voting Preferred Shareholder may write "Applied For" in Part I of Substitute Form W-9 and sign the "Certificate of Awaiting Taxpayer Identification Number" of Substitute Form W-9 if the Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If "Applied For" is written in
Part I of Substitute Form W-9 and the "Certificate of Awaiting Taxpayer Identification Number" of Substitute Form W-9 is signed and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the Purchase Price for the Shares until a TIN is provided to the Depositary.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed below. Requests for additional copies of the Booklet, this Letter of Transmittal, or other tender offer materials may be directed to the Information Agent or the Dealer Manager and such copies will be furnished promptly at NEES' expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

     10. SOLICITED TENDERS. Upon the terms and subject to the conditions of the Offer and this instruction, NEES will pay a solicitation fee of $1.50 per Share (except that for transactions for beneficial owners equal to or exceeding 2,500 Shares, NEES will pay a solicitation fee of $1.00 per Share of which at least eighty percent (80%) shall be paid to the Dealer Manager and twenty percent (20%) to the Soliciting Dealer (which may be the Dealer Manager)). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as described below), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). The Letters of Transmittal must include the name of an entity which) for any Shares tendered, accepted for payment and paid pursuant to the Offer obtained the tender, the name of (a) any broker or dealer in securities, including the Dealer Manager in its capacity as a broker or dealer, which is a member of any national securities exchange or of the NASD, (b) a foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) bank or trust company (each of which is referred to herein as a Soliciting Dealer). No solicitation fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer. No solicitation fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered, for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the Notice of Solicited Tenders. No solicitation fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No solicitation fee shall be paid to a Soliciting Dealer with respect to Shares tendered or proxies tendered for such Soliciting Dealer's own account. A Soliciting Dealer shall not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer. No broker, dealer, bank, trust company or other nominee shall be deemed to be the agent of NEES, the Power Company, the Depositary, the Dealer Manager or the Information Agent for purposes of the Offer.

     Soliciting Dealers will include any of the organizations described in clauses (a), (b) and (c) above even when the activities of such organizations in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including the Letter of Transmittal and tendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is authorized to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than processing shares tendered or forwarding to customers materials regarding the Offer.

     11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by NEES, in its sole discretion, and its determination shall be final and binding. NEES reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of NEES' counsel, be unlawful. NEES also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and NEES' interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as NEES shall determine. None of NEES, the Dealer Manager, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the Preferred Shareholder should promptly notify the Depositary by checking the box above immediately following the "Special Payment Instructions/Special Delivery Instructions" and indicating the number of Shares lost, destroyed or stolen. The Preferred Shareholder will then be instructed as to the procedures that must be taken in order to replace the certificate. The tender of Shares pursuant to this Letter of Transmittal will not be valid unless on or prior to the Expiration
Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery has been delivered to the Depositary. See Instruction 2.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY HEREOF), DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF A BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under Federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such Preferred Shareholder is an individual, the TIN is such Preferred Shareholder's social security number. For businesses and other entities, the number is the Federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. The Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" below for additional instructions.

     If Federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

     To avoid backup withholding on payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to Federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to Federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to 30% (or lower treaty rate) withholding on gross payments received pursuant to the Offer.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" below for additional guidance on which number to report.

          SEE "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER OF SUBSTITUTE FORM W-9" FOR ADDITIONAL INSTRUCTIONS.

                                   SUBSTITUTE
                                    FORM W-9

----------------------------------------------------------------------------------------------
                PAYER'S NAME: IBJ SCHRODER BANK & TRUST COMPANY, AS DEPOSITARY
----------------------------------------------------------------------------------------------
 SUBSTITUTE                  PART 1 -- PLEASE PROVIDE YOUR TIN IN THE
 FORM W-9                    BOX AT RIGHT AND CERTIFY BY SIGNING AND   ----------------------
                             DATING BELOW.
                             ----------------------------------------  Social Security Number
                                                                            or Employer
                             NAME (Please Print)                           Identification
                                                                               Number
                                                                       (If Awaiting TIN write
 PAYER'S REQUEST FOR                                                       "Applied for")
 TAXPAYER IDENTIFICATION     ----------------------------------------------------------------
 NUMBER (TIN)                ADDRESS                                   PART II -- For Payees
                                                                      NOT subject to backup
                                                                       withholding, see the
                             ----------------------------------------  "Guidelines for Cer-
                             CITY            STATE      ZIP CODE       tification of Taxpayer
                                                                        Identification Number
                                                                        on Substitute Form
 DEPARTMENT OF THE TREASURY                                            W-9" and complete as
 INTERNAL REVENUE SERVICE                                                instructed therein
 ---------------------------------------------------------------------------------------------

 PART III -- CERTIFICATION: -- Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

 (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.


     SIGNATURE                               DATE                       , 1997
               ---------------------------        --------------------

 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding do not cross out item (2). Also see instructions in the enclosed Guidelines.
--------------------------------------------------------------------------------

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WRITE "APPLIED FOR"
                            IN PART I OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


 ----------------------------------------   ----------------------------, 1997
                SIGNATURE                               DATE

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.

    PURPOSE OF FORM. A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. Use Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN) and, when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

    NOTE: IF A REQUESTER GIVES YOU A FORM OTHER THAN W-9 TO REQUEST YOUR TIN, YOU MUST USE THE REQUESTER'S FORM.

    HOW TO OBTAIN A TIN. If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Card (for Individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

    To complete Form W-9 if you do not have a TIN, write "Applied for" in the space for the TIN in Part 1, sign and date the form, and give it to the requester. Generally, you will than have 60 days to obtain a TIN and furnish it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester. For reportable interest or dividend payments, the payor must exercise one of the following options concerning backup withholding during this 60-day period. Under option (1), a payor must backup withhold on any withdrawals you make from your account after 7 business days after the requester receives this form back from you. Under option (2), the payor must backup withhold on any reportable interest or dividend payments made to your account, regardless of whether you make any withdrawals. The backup withholding under option (2) must begin no later than 7 business days after the requester receives this form back. Under option (2), the payor is required to refund the amounts withheld if your certified TIN is received within the 60-day period and you were not subject to backup withholding during that period.

    NOTE: WRITING "APPLIED FOR" ON THE FORM MEANS THAT YOU HAVE ALREADY APPLIED FOR A TIN OR THAT YOU INTEND TO APPLY FOR ONE IN THE NEAR FUTURE.

    As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

    WHAT IS BACKUP WITHHOLDING? -- Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee compensation, and certain payments from fishing boat operators, but do not include real estate transactions.

    If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

    (1) You do not furnish your TIN to the requester, or

    (2) The IRS notifies the requester that you furnished an incorrect TIN, or

    (3) You are notified by the IRS that you are subject to withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or

    (4) You do not certify to the requester that you are not subject to backup withholding under 3 above, (for reportable interest and dividend accounts opened after 1983 only), or

    (5) You do not certify your TIN.

    Except as explained in 5 above, other reportable payments are subject to backup withholding only if 1 or 2 above applies. Certain payees and payments are exempt from backup withholding and information reporting. See Payees and Payments Exempt From Backup Withholding, below, and Exempt Payees and Payments under Signing the Certification, below if you are an exempt payee.

    PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING. The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except as listed in item (9). For broker transactions, payees listed in items (1) through
(13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.

    (1) A corporation.

    (2) An organization exempt from tax under section 501(a), an IRA, or a custodial account under section 402(b)(7).

    (3) The United States or any of its agencies or instrumentalities.

    (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

    (5) A foreign government or any of its political subdivisions, agencies, or instrumentalities.

    (6) An international organization or any of its agencies or instrumentalities.

    (7) A foreign central bank of issue.

    (8) A dealer in securities or commodities required to register in the United States or a possession of the United States.

    (9) A futures commission merchant registered with the Commodity Futures Trading Commission.

    (10) A real estate investment trust.

    (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

    (12) A common trust fund operated by a bank under section 584(a).

    (13) A financial institution.

    (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporation Secretaries, Inc., Nominee List.

    (15) A trust exempt from tax under section 664 or described in section 4947.

    Payments of dividend and patronage dividends generally not subject to backup withholding include the following:

    - Payments to nonresident aliens subject to withholding under section 1441.

    - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

    - Payments of patronage dividends not paid in money.

    - Payments made by certain foreign organizations.

    - Section 404(k) payments made by an ESOP.

    Payments of interest generally not subject to backup withholding include the following:

    - Payments of interest on obligations issued by individuals.

    NOTE: YOU MAY BE SUBJECT TO BACKUP WITHHOLDING IF THIS INTEREST IS $600 OR MORE AND IS PAID IN THE COURSE OF THE PAYER'S TRADE OR BUSINESS AND YOU HAVE NOT PROVIDED YOUR CORRECT TIN TO THE PAYER.

    - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

    - Payments described in section 6049(b)(5) to nonresident aliens.

    - Payments on tax-free covenant bonds under section 1451.

    - Payments made by certain foreign organizations.

    - Mortgage interest paid to you.

    Other types of payments generally not subject to backup withholding include:

    - Wages.

    - Distributions from a pension, annuity, profit-sharing or stock bonus plan, or an IRA.

    - Distributions from an owner-employee plan.

    - Certain surrenders of life insurance contracts.

    - Gambling winnings, if withholding is required under section 3402(q). However, if withholding is not required under section 3402(q), backup withholding applies if the payee fails to furnish a TIN.

    - Real estate transactions reportable under section 6045.

    Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and the regulations under those sections.

PENALTIES

    FAILURE TO FURNISH TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

    CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

    CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

    MISUSE OF TINS. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

WHAT NAME AND NUMBER TO GIVE THE REQUESTER

    NAME -- If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

    NUMBER -- If you are a sole proprietor, you must furnish your individual name and either your SSN or EIN. You may also enter your business name or "doing business as" name on the business name line. Enter your name(s) as shown on your social security card and/or as it was used to apply for your EIN on Form SS-4.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER

SIGNING THE "PART III -- CERTIFICATION" ON THE SUBSTITUTE FORM W-9

    (1) INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983 -- You are required to furnish your correct TIN, but you are not required to sign the certification.

    (2) INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983 -- You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

    (3) REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

    (4) OTHER PAYMENTS. You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified that you have previously given an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

    (5) MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, OR IRA CONTRIBUTIONS. You are required to furnish your correct TIN, but you are not required to sign the certification.

    (6) EXEMPT PAYEES AND PAYMENTS. If you are exempt from backup withholding, you should complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "EXEMPT" in the block in Part II, and sign and date the form. If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester a complete Form W-8, Certificate of Foreign Status.

    (7) TIN "APPLIED FOR." Follow the instructions under How To Obtain a TIN, on page 1, and sign and date this form.

    SIGNATURE: For a joint account, only the person whose TIN is shown in Part 1 should sign.

    PRIVACY ACT NOTICE: Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a TIN to a payor. Certain penalties may also apply.

                   WHAT NAME AND NUMBER TO GIVE THE REQUESTER

---------------------------------------------------    ---------------------------------------------------
  For this type of account:  Give name and SSN of:       For this type of account:  Give name and SSN of:
---------------------------------------------------    ---------------------------------------------------
  1. Individual              The individual              6. A valid trust, estate,   Legal entity(4)
  2. Two or more             The actual owner of            or pension trust
     individuals (joint      the account or, if          7. Corporate                The corporation
     account)                combined funds, the         8. Association, club,       The organization
                             first individual on            religious, charitable,
                             the account(1)                 educational, or other
  3. Custodian account of a  The minor(2)                   tax-exempt organization
     minor (Uniform Gift to                              9. Partnership              The partnership
     Minors Act)                                        10. A broker or registered   The broker or nominee
  4. a. The usual revocable  The grantor-trustee(1)         nominee
        savings trust                                   11. Account with the         The public entity.
        (grantor is also                                    Department of
        trustee)                                            Agriculture in the name
     b. So-called trust      The actual owner(1)            of a public entity (such
        account that is not                                 as a state or local
        a legal or valid                                    government, school
        trust under state                                   district, or prison)
        law                                                 that receives
  5. Sole proprietorship     The owner(3)                   agricultural program
                                                            payments.
---------------------------------------------------    ---------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's SSN.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN.
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

     Any questions or requests for assistance or additional copies of the Booklet, this Letter of Transmittal, the Notice of Guaranteed Delivery or other materials may be directed to the Information Agent at the address and telephone number set forth below.

                             THE INFORMATION AGENT:

                           [GEORGESON & COMPANY LOGO]
                               WALL STREET PLAZA
                            NEW YORK, NEW YORK 10005
                        (800) 223-2064 (CALL TOLL-FREE)
                        BANKS AND BROKERS CALL COLLECT:
                                 (212) 440-9918

     Preferred Shareholders may contact the Dealer Manager at its address and telephone number set forth below with any questions regarding the terms of the Offer and solicitation of proxies. In addition, Preferred Shareholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer and solicitation of proxies.

                              THE DEALER MANAGER:

                              MERRILL LYNCH & CO.
                             WORLD FINANCIAL CENTER
                                250 VESEY STREET
                            NEW YORK, NEW YORK 10281
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